Exhibit 10.1

SECOND AMENDMENT TO LEASE

This SECOND AMENDMENT TO LEASE (this “Amendment”) made on this 1st day of December, 2013, by and between QUALITY INVESTMENT PROPERTIES – WILLIAMS CENTER, L.L.C., a Kansas limited liability company (“Lessor”), and QUALITY TECHNOLOGY SERVICES LENEXA, LLC, a Delaware limited liability company (“Lessee”).

W I T N E S S E T H:

WHEREAS, Lessor and Lessee entered into a lease, dated as January 1, 2009 (the “Lease”), pursuant to which Lessor leased to Lessee (i) 2493 usable square feet of data center space (the “Data Center Space”) located on the first floor of the J. Williams Technology Centre located at 12851 Foster Street, Overland Park, Kansas (the “Building”), and (ii) 7220 rentable square feet of office and common space (the “Office Space”), which was increased to 8639 rentable square feet as of October 1, 2009 (the Office Space and Data Center Space being collectively referred to as the “Leased Premises” or the “Premises”);

WHEREAS, Lessor and Lessee entered into that certain First Amendment to Lease, dated as of March 1, 2013, pursuant to which the size of the Office Space was increased to 30,213 rentable square feet and Lessee was granted an option to extend the term of the Lease for one period of five years; and

WHEREAS, subject to the terms and conditions of this Amendment, Lessor and Lessee desire to decrease the size of the Office Space so that Lessor may reserve a certain portion of the Office Space for its own use.

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually covenant and hereby agree as follows:

1. Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Lease.

2. Section 1.02 of the Lease is hereby deleted in its entirety and replaced with the following:

“1.02 Leased Premises. In consideration of the Rent, terms, provisions and covenants of this Lease, Lessor hereby irrevocably leases, lets and demises to Lessee the exclusive use and possession of (i) 2493 rentable square feet of data center space (the “Data Center Space”) located on the first floor of the J. Williams Technology Centre located at 12851 Foster Street, Overland Park, Kansas (the “Building”) (reserving six (6) cabinets of space and power for Lessor’s use), and (ii) 28,948 rentable square feet of office and common space (the “Office Space”), more particularly depicted on Exhibit A attached hereto and incorporated herein by reference (all of such space being referred to as the “Leased Premises” or the “Premises”).”

3. Section 1.04 of the Lease is hereby amended to reflect that from the date of this Amendment until December 31, 2013, the Monthly Rent for the Office Space shall be $54,277.50/month and $651,330.00/year, and the total Monthly Rent for the Leased Premises shall be $85,777.50/month and $1,029,330.00/year. Commencing on January 1, 2014 and continuing through December 31, 2019, Lessee shall pay Monthly Rent to Lessor for the Office Space in an amount equal to $23.50/square foot for a total of $56,689.83/month and $680,277.96/year. Beginning January 1, 2014 and continuing through December 31, 2018, the total Monthly Rent for the Leased Premises shall be $88,189.83/month and $1,058,277.96/year.

4. Section 1.08 of the Lease is hereby amended to add the following sentence to the end of Section 1.08:

“Notwithstanding anything to the contrary contained herein, Lessor and its affiliates shall have the right to use the Premises for ingress and egress purposes to the extent necessary to gain access to those portions of the Building not being leased by Lessee hereunder.”

5. Section 2.02 of the Lease is hereby amended by deleting the last sentence of the second paragraph of Section 2.02 and replacing it with the following:

“The pro rata share for insurance and taxes is calculated based on Lessee’s percentage occupancy of the Office Space as set forth in Exhibit A.”

6. Section 5.01 of the Lease is hereby amended by adding the following sentence at the end of Section 5.01:

“Lessor shall perform janitorial functions as provided in the Janitorial Cleaning Matrix attached hereto as Exhibit D.”

7. The Lease is hereby amended by attaching to the Lease Exhibit D to this Amendment.

8. Exhibit A of the Lease is hereby deleted in its entirety and replaced with Exhibit A to this Amendment.

9. Except as expressly provided herein, all other terms, conditions, covenants, conditions and agreements as set forth in the Lease remain unchanged and in full force and effect.

10. This Amendment shall be governed by and construed in accordance with the laws of the State of Kansas, without giving effect to its conflict of laws principles.

11. This Amendment and any documents contemplated hereby may be executed in one or more counterparts, all of which counterparts, when taken together, shall constitute one agreement. This Amendment and any documents contemplated hereby may be executed and delivered by facsimile or other electronic transmission and any such execution or delivery shall be fully effective as if executed and delivered in person

IN WITNESS WHEREOF, the parties have executed this Amendment the date first above written.

LESSOR:

Quality Investment Properties – Williams Center, LLC

By:	/s/ Chad L. Williams
Name:	Chad L. Williams
Title:	Managing Member

LESSEE:

Quality Technology Services Lenexa, LLC

By:	/s/ Bill Schafer
Name:	Bill Schafer
Title:	CFO

EXHIBIT A

THE LEASED PREMISES

LEGEND - 1st & 2nd FLOORS

Quality Group of Companies, OP, Kansas

Total Gross Area - 1st & 2nd Floors - 37,785 sq. ft.

Total Rentable Area - 1st & 2nd Floors - 34,813 sq. ft.

Total Common Area 1st & 2nd Floors 5,171 sq. ft.

QTS - Data Center				
Data Center Common Area - QTS	2,493 sq. ft.	0.00% CAF	=	0 sq. ft. total
Sub Total Data Center Space - QTS			=	2,493 sq. ft. total
Total Data Center Space - QTS			=	2,493 sq. ft. total
QTS - Office Space				
1st Floor Office Space - QTS	11,141 sq. ft.	* 41.8% CAF	=	2,161 sq. ft. total
2nd Office Space - QTS	13,137 sq. ft.	* 48.5% CAF	=	2,509 sq. ft. total
Sub Total Office Space - QTS			*=	24,278 sq. ft. total
Total Office Space - QTS			*=	28,948 sq. ft. total
(*Note: Excludes QTS Data Center Space but includes CA)				
QGC - Office Space				
1st & 2nd Floor Office Space - QGC	2,871 sq. ft.	* 9.7% CAF	=	501 sq. ft. total
Sub Total Office Space - QGC			=	2,871 sq. ft. total
Total Office Space - QGC			=	3,372 sq. ft. total

10,710 sf
264 sf
3,997 sf
431 sf
2,493 sf

1 OVERALL FLOOR PLAN

QTS Overland Park

12851 FOSTER ST.
OVERLAND PARK, KS 66213

QTS Quality Technology Services
300 SATELLITE BLVD. NW
SUWANEE, GA 30024
P: 678.835.5000 - F: 678.835.5555

Quality Investment Properties
12851 FOSTER STREET
OVERLAND PARK, KS 66213
P: 913.814.9988 - F: 913.814.7766

A1.01
1ST FLOOR AREA PLAN

LEGEND - 1st & 2nd FLOORS

Quality Group of Companies, OP, Kansas

Total Gross Area - 1st & 2nd Floors - 37,785 sq. ft.

Total Rentable Area - 1st & 2nd Floors - 34,813 sq. ft.

Total Common Area 1st & 2nd Floors 5,171 sq. ft.

QTS - Data Center

Data Center Common Area - QTS	2,493 sq. ft.	0.00% CAF	=	0 sq. ft. total
Sub Total Data Center Space - QTS			=	2,493 sq. ft. total
Total Data Center Space - QTS			=	2,493 sq. ft. total

QTS - Office Space

1st Floor Office Space - QTS	11,141 sq. ft.	* 41.8% CAF	=	2,161 sq. ft. total
2nd Office Space - QTS	13,137 sq. ft.	* 48.5% CAF	=	2,509 sq. ft. total
Sub Total Office Space - QTS			*=	24,278 sq. ft. total
Total Office Space - QTS			*=	28,948 sq. ft. total

(*Note: Excludes QTS Data Center Space but includes CA)

QGC - Office Space

1st & 2nd Floor Office Space - QGC	2,871 sq. ft.	* 9.7% CAF	=	501 sq. ft. total
Sub Total Office Space - QGC			=	2,871 sq. ft. total
Total Office Space - QGC			=	3,372 sq. ft. total

1,471 sf
13,137 sf
169 sf
1,174 sf
967 sf

1 OVERALL 2nd FLOOR PLAN

Quality

12851 FOSTER STREET
OVERLAND PARK, KS 66213
P: 913.814.9988 - F: 913.814.7766

QTS

300 SATELLITE BLVD. NW
SUWANEE, GA 30024
P: 678.835.5000 - F: 678.835.5555

QTS Overland Park

12851 FOSTER ST.
OVERLAND PARK, KS 66213

A1.02
2ND FLOOR AREA PLAN

EXHIBIT D

JANITORIAL MATRIX

J WILLIAMS TECHNOLOGY CENTER - JANITORIAL CLEANING - NIGHT TIME

Standard
1.0 - Office Areas*	Daily	Weekly	Monthly	Semi Annual	Annual
Empty all waste baskets and replace with new liner and remove all trash to designated areas	X
All open carpet areas thoroughly vacuumed	X
Spot-clean walls, door surfaces	X
Spot-clean floors			X
Spot Clean Carpet	X
Deep Clean Carpet - High Traffic Areas					X
Dust all low areas including chair & table legs and baseboards			X
Clean and dust all high surfaces including window sills, partition, ledges, vents, wall plates and door jambs			X
Vacuum all obscure areas, including corners, edges, etc.			X
Dust and sanitize all office horizontal workspaces (weekly)		X

Standard
2.0 - Restrooms	Daily	Weekly	Monthly	Semi Annual	Annual
Scrub floors with designated Green Clean cleaning products	X
Wash tile walls, counter tops, partitions, and partitions doors	X
Wash shower tile walls and floors	X
Clean shower floor mats and curtains - Upon opening of fitness center		X
Clean mirrors and polish metal surfaces including exposed piping below wash basins	X
Clean and disinfect door knobs, push plates and kick plates	X
Clean and sanitize toilet/urinal and sink handles	X
Clean and refill soap, toilet paper, napkins & seat cover dispensers	X
Dust Horizontal surfaces, mirrors, tops of partitions	X
Pour disinfectant down floor drains		X
Check and refill tampon/napkin vending machines	X
Clean air diffusers			X

Standard
3.0 - Core Common Area	Daily	Weekly	Monthly	Semi Annual	Annual
Sweep all stairways		X
Vacuum entrance mats	X
Maintain janitorial storage areas in a neat and orderly manner	X
Clean inside glass windows			X
Clean kick plates and thresholds		X
Polish stainless steel corner guards		X
Clean exterior glass				X
Wash entrance mats		X
Clean glass walls			X

Standard
4.0 -Core Break Areas	Daily	Weekly	Monthly	Semi Annual	Annual
Empty all waste baskets and replace with new liner (when needed) and remove all trash to designated areas (North and South Building Daily)	X
Clean walls by trash containers and behind sink	X
Wet clean counter	X
Clean and polish sink	X
Sweep and mop floor	X
Polish all metalwork – microwaves & refrigerators. Every Month on the 30th clean and empty out refrigerators			X
Dust celling vents			X

Standard
5.0 - Lobby	Daily	Weekly	Monthly	Semi Annual	Annual
Vacuum all carpets	X
Damp-mop all tile floors	X
Polish metal hardware	X
Dust all horizontal surfaces (picture frames, woodwork, door Jambs, window mullions)		X
Clean entrance doors	X
Clean all glass inside			X
Clean all glass exterior				X
Detail service elevator cab including finger print removal on stainless steal, vacuum floor	X
Detail elevator door tracks	X

Standard
6.0 - Conference Rooms	Daily	Weekly	Monthly	Semi Annual	Annual
Vacuum carpet	X
Wipe down conference chairs		X
Sanitize table – as needed	X
Clean all air vents and signs		X
Clean kick plates and thresholds		X

Standard
7.0 - Loading Dock/Exterior	Daily	Weekly	Monthly	Semi Annual	Annual
Loading dock - sweep, vacuum, damp mop, dust vertical surfaces	X
Exterior Walks policed and swept		X

Standard
8.0 - E Café	Daily	Weekly	Monthly	Semi Annual	Annual
Vacuum all tile floor	X
Damp - mop all tile floor	X
Wipe down chairs		X
Sanitize table tops	X
Dust horizontal surfaces	X
Clean inside glass windows			X
Clean exterior windows				X

Janitorial Contract Clarifications:

1.	Restroom supplies will be provided by Landlord as part of the Janitorial Services contract.

2.	Breakroom supplies will be provided by and/or charged back to Lessee with the exception of trash bags.